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EXHIBIT 10.23


              Agreement for Options between Ingen Technologies, Inc. & Ed Whelan


                            INGEN TECHNOLOGIES, INC.

                                OPTION AGREEMENT

Option Agreement (this "AGREEMENT") made as of January 18, 2005 (the "GRANT DATE"), by and between Grace Holdings, Inc. a Maryland Corporation with offices located at 135 First Street, Keyport NJ 07735 and Ingen Technologies, Inc., a Georgia Corporation with offices located at 285 E. County Line Road, Calimesa, CA 92320 ("CRTZ").
(the "COMPANY"), and Grace Holdings, Inc. ("GRANTEE"),

1. GRANT OF OPTION. In consideration of Grantee's willingness to enter into a Business Consulting Agreement with the Company, the Company hereby grants to Grantee, as of the Grant Date, a qualified stock option to purchase an aggregate of 5,000,000 shares (the "Option Shares") of common stock of the Company, par $0.0001 per share (the "Company Stock") shares at the following prices:
1,000,000 shares at $0.10, 1,000,000 shares at $0.15, 1,000,000 shares at $0.20,
1,000,000 shares at $0.25, and 1,000,000 shares at $0.30 the shares shall be issued pursuant to a registration statement or exemption and be freely tradable. (the "OPTION") subject to adjustment and the other terms and conditions set forth herein.

2. EXERCISE OF OPTION.

         (a) GENERAL. The Option may be exercised by written notice to the Company at any time and from time to time after the Grant Date; provided, however, such Option shall not be exercisable for more than the number of shares, which are vested at the time of exercise.

         (b) VESTING. This Option shall vest with respect to 100% of the Option Shares as of the Grant Date.

         (c) EXPIRATION OF OPTION. This Option shall not be exercisable after the October 1, 2009 (the "Termination Date").

3. EXERCISE OF OPTION AND CONDITIONS TO EXERCISE. This Option may not be exercised by Grantee unless the following conditions are met.

         (a) NOTICE. This Option shall be exercised by delivering written notice to the Company's principal office to the attention of its Secretary. Such notice shall specify the number of shares of Company Stock with respect to which the Option is being exercised and shall be signed by Grantee. This Option may not be exercised for a fraction of a share of Company Stock;

         (b) SECURITIES REQUIREMENTS. Legal counsel for the Company must be satisfied at the time of exercise that the issuance of Option Shares upon exercise will be in compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT") and applicable United States federal, state, local and foreign laws; and

         (c) PAYMENT OF EXERCISE PRICE. Grantee must pay at the time of exercise the full purchase price for the shares of Company Stock being acquired hereunder in the form of a note, cash, by certified check, bank cashier's check, or wire transfer.


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4. TRANSFERABILITY. This Option may be sold, assigned, transferred, pledged, hypothecated by Grantee, in which case, such transferee shall succeed to the rights and obligations of Grantee hereunder and is exercisable during the term of this option. The applicable requirements of Section 3 above must be satisfied in full at the time of any exercise.

5. NO RIGHTS AS STOCKHOLDER. Unless and until a certificate or certificates representing the shares of Company Stock shall have been issued to Grantee (or any person acting under Section 4 above) pursuant to an exercise hereunder, Grantee shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares of Company Stock acquirable upon exercise of the Option.

6. NOTICES. Any notice hereunder to the Company shall be addressed to the Company, Ingen Technologies, Inc., with offices located at 285 E. County Line Road, Calimesa, CA 92320 Attention: Scott Sand, Chairman & CEO, and any notice hereunder to Grantee shall be addressed to Grantee at Grantee's Grace Holdings, Inc. with offices located at 135 First Street, Keyport NJ 07735 Attention:
Edward T. Whelan, President, subject to the right of either party to designate at any time hereafter in writing some other address. Any notice shall be deemed to have been duly given when delivered personally, one day following dispatch if sent by reputable overnight courier, fees prepaid, or three days following mailing if sent by registered mail, return receipt requested, postage prepaid and addressed as set forth above.

7. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Grantee.

8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without giving effect to the conflicts of law principles thereof or actual domicile of the parties.

9. COUNTERPARTS. This Agreement may be executed in counterparts, each of who shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and Grantee have executed this Agreement as of the date first above written.


INGEN TECHNOLOGIES, INC.


/S/ SCOTT SAND
---------------------------------
SCOTT SAND, CEO & CHAIRMAN



GRACE HOLDINGS, INC.


/S/ EDWARD T. WHELAN
---------------------------------
BY:  EDWARD T. WHELAN, PRESIDENT


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